Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of __November 25 __, 2025, by and between SOLOWIN HOLDINGS, a Cayman Islands exempted company (the “Company”) and each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to applicable exemptions from the registration requirements of Section 5 of Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Investor, and each Investor desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement, and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

ARTICLE 1.

DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any of the Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Hong Kong, Special Administrative Region of the People’s Republic of China (“Hong Kong”) are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York or Hong Kong generally are open for use by customers on such day.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental or administrative division, department, agency, commission, instrumentality, official, organization, unit, body or entity) and any court or other tribunal.

“Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal, right of participation or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Class A Ordinary Shares” means the class A ordinary shares of the Company, par value $0.0001 per share, and any securities into which such Class A Ordinary Shares may hereafter be reclassified or for which it may be exchanged as a class.

“Class A Ordinary Shares Equivalents” means any securities of the Company which entitle the holder thereof to acquire Class A Ordinary Shares at any time, including without limitation, any debt, class B ordinary shares, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Class A Ordinary Shares or other securities that entitle the holder to receive, directly or indirectly, Class A Ordinary Shares.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means The Nasdaq Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Shares” means the Class A Ordinary Shares being offered and sold to each Investor pursuant to this Agreement indicated on each Investor’s signature page to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

“Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Class A Ordinary Shares, any day on which the Class A Ordinary Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Class A Ordinary Shares, then on the principal securities exchange or securities market on which the Class A Ordinary Shares are then traded, provided that “Trading Day” shall not include any day on which the Class A Ordinary Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Class A Ordinary Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by any Investor or (y) with respect to all determinations other than price or trading volume determinations relating to the Class A Ordinary Shares, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, the Principal Market or OTC Markets on which the Class A Ordinary Shares are listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Transhare Corporation, the current transfer agent of the Company, with a mailing address of 17755 North US Highway 19, Suite 140, Clearwater, FL 33764, and any successor transfer agent of the Company.

ARTICLE 2.

PURCHASE AND SALE

2.1. Subscription for Shares by the Investors. Subject to the terms and conditions set forth in this Agreement, including all of the conditions set forth in Sections 5.1 and 5.2 hereof, on the Closing Date, the Company agrees to sell, and each of the Investors, severally and not jointly, agrees to purchase from the Company such aggregate number of Shares at the Investment Amount as set forth on such Investor’s signature page hereto at a purchase price of $3.04 per Share.1

2.2. Closing. The sale of the Shares will take place in a closing (the “Closing”), subject to the satisfaction of the parties hereto of their obligations herein. The Closing shall be conducted by exchange of original documents or electronic documents following the fulfillment or waiver of the conditions to closing as set forth in Article 5. The Closing shall occur within ten (10) Business Days after the date hereof or on such other date mutually agreed to by the Parties in writing (the “Closing Date”).

2.3. Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Company Deliverables”):

(i) a copy of instructions to the Transfer Agent instructing the Transfer Agent to update the register of member to reflect the issue of the Shares and deliver the Shares in an amount specified on the signature page of such Investor and registered in the name of such Investor; and

[1]	Purchase price equals 85% of the VWAP of the Company’s Class A Ordinary Shares for the 10 consecutive trading days before the date of this Agreement.

(ii) this Agreement duly signed by the Company.

(b) At the Closing, each Investor shall deliver or cause to be delivered the following (collectively, the “Investor Deliverables”):

(i) the Investment Amount, in immediately available funds, by wire transfer to an account designated in writing by an authorized representative of the Company for such purpose prior to the Closing;

(ii) this Agreement duly signed by each Investor;

(iii) if the Investor is a U.S. Person (as such term is defined in Rule 902(k) of Regulation S), the Investor Questionnaire in the form attached as Exhibit A to this Agreement duly completed by such Investor; and

(iii) if the Investor is not a U.S. Person, Exhibit A and the Regulation S Investment Representation Letter in the form attached as Exhibit B hereto duly completed by such Investor.

(c) At or within five (5) Business Days following the Closing, the Company shall deliver or cause to be delivered to each Investor a certificate or a book entry statement representing the amount of Shares purchased by such Investor, registered in the name of the Investor.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investors as of the date hereof and the Closing Date:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports (as defined below). The Company owns, directly or indirectly, the equity interests in each Subsidiary as set forth in the SEC Reports free and clear of any and all Liens, and all such equity interests held by the Company are validly issued, fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. None of the Company and the Subsidiaries is in violation of any of the provisions of its respective memorandum or articles of association, bylaws or other organizational or charter documents. as in effect on the date hereof (collectively, the “Organizational Documents”). Each of the Company and Subsidiaries is duly qualified to conduct its respective businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s Organizational Documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a material violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected.

(e) Filings, Consents and Approvals. Except as set forth in the SEC Reports (as defined below), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any United States, Cayman Islands or Hong Kong court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required by state securities laws, (ii) if required, filings with any applicable Trading Market for the issuance and sale of the Shares required thereby, and (iii) filings required in accordance with Section 4.4 and (iv) those that have been made or obtained prior to the date of this Agreement.

(f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents.

(g) Capitalization. The number of securities and type of all authorized, issued and outstanding shares of the Company, all Class A Ordinary Shares reserved for issuance under the Company’s various option and incentive plans, all shares of the Company issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of the Company, and all Class A Ordinary Shares reserved for issuance pursuant to the Company’s existing contractual obligations as of the date hereof, is specified in the SEC Reports. Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any Class A Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional Class A Ordinary Shares, or securities or rights convertible or exchangeable into Class A Ordinary Shares.

(h) SEC Reports; Financial Statements. To the best knowledge of the Company, the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is no pending investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(j) Compliance. Neither the Company nor any Subsidiary (i) is in material default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in material default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any material court, arbitrator or Governmental Body, or (iii) is or has been in material violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to the business of the Company, taxes, environmental protection, occupational health and safety, product quality and safety, licensure and employment and labor matters (including social insurance and housing funds).

(k) Regulatory Permits. The Company and the Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

(l) Title to Assets. The Company and each of the Subsidiaries have valid land use rights for all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each of the Subsidiaries. Any real property and facilities held under lease by the Company and any of the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and each of the Subsidiaries are in material compliance.

(m) Material Changes; Undisclosed Events. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities (direct, indirect, contingent, or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any of its shares, (v) neither the Company nor any Subsidiary has waived any material right or material debt owed to it, (vi) neither the Company nor any Subsidiary has changed any material contract or arrangement by which the Company or any Subsidiary is bound or to which its assets or properties is subject, and (vii) the Company has not issued any equity securities to any officer, director, consultant or Affiliate of the Company or any of the Subsidiaries, except pursuant to existing Company equity incentive plans or consulting agreements. The Company does not have any request pending for confidential treatment of information before the Commission. Neither the Company nor any Subsidiary has any liabilities or obligations required to be disclosed in the SEC Reports which are not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s or any Subsidiary’s respective businesses and which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect.

(n) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any of the Subsidiaries violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, to the best of the Company’s knowledge, the Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date.

(p) Tax Status. The Company and each of the Subsidiaries have filed all material and necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and to the knowledge of the Company, the Company has no material tax deficiency which has been asserted or threatened against the Company or any of the Subsidiaries.

(q) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s) Listing and Maintenance Requirements. The Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the knowledge of the Company is likely to have the effect of, terminating the registration of the Class A Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as specifically disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Class A Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(t) Money Laundering. The Company and each of the Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(u) Application of Takeover Protections. The Company has taken all necessary action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Organizational Documents or the law of its jurisdiction of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and the Investors’ ownership of the Shares.

(v) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(w) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(x) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information concerning the Company, the Subsidiaries and Affiliated Entities or their respective businesses, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company and each of the Subsidiaries or their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(y) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.

(z) No Disqualification Events, etc. With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investor a copy of any disclosures provided thereunder. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares. With respect to each Issuer Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Issuer Covered Person of (i) any Disqualification Event relating to that Issuer Covered Person, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to that Issuer Covered Person; in each case occurring up to and including the Closing Date. The Company will notify the Investor in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

Each Investor acknowledges and agrees that the Company has not made nor makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

3.2. Representations and Warranties of the Investor. Each Investor hereby represents and warrants to the Company as of the date hereof and the Closing Date:

(a) Organization; Authority. Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of Investor. Each Transaction Document to which it is a party has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Access to Information. Investor acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and each of the Subsidiaries and Affiliated Entities and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents. Investor also acknowledges that the Company may possess material non-public information not known to such Investor regarding or relating to the Company or the Shares, and Investor acknowledges that it has not requested such information and agrees that the Company shall have no liability whatsoever (and such Investor hereby waives and releases all claims which it would otherwise have) with respect to the non-disclosure of such information either prior to the date hereof or subsequent hereto.

(c) No Conflicts. The execution, delivery and performance by such Investor of any Transaction Document and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

(d) Certain Trading Activities. Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time that Investor was first contacted by the Company regarding an investment in the Company. Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(e) Reliance on Exemptions. Investor understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Shares.

(f) Investment Intent. Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Investor’s right to sell the Shares in compliance with applicable federal and state securities laws).

(g) Investor Status. Investor is not a registered broker-dealer under Section 15 of the Exchange Act. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. If Investor is a U.S. Person, at the time Investor was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act and has completed and executed the Investor Questionnaire attached as Exhibit A to this Agreement.

(h) Regulation S. If the Investor is not a U.S. Person, such Investor (i) acknowledges that the certificate(s) representing or evidencing the Shares contain a customary restrictive legend restricting the offer, sale or transfer of any Shares except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, (ii) agrees that all offers and sales by such Investor of Shares shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or a transaction not subject to the registration requirements of, the Securities Act, (iii) represents that the offer to purchase the Shares was made to such Investor outside of the United States, and such Investor was, at the time of the offer and will be, at the time of the sale and is now, outside the United States, (iv) has not engaged in or directed any unsolicited offers to purchase Shares in the United States, (v) is neither a U.S. Person nor a Distributor (as such terms are defined in Rule 902(k) and 902(d), respectively, of Regulation S), (vi) has purchased the Shares for its own account and not for the account or benefit of any U.S. Person, (vii) is the sole beneficial owner of the Shares specified on signature pages hereto opposite his name and has not pre-arranged any sale with an Investor in the United States, and (ix) is familiar with and understands the terms and conditions and requirements contained in Regulation S, specifically, without limitation, each Investor understands that the statutory basis for the exemption claimed for the sale of the Shares would not be present if the sale, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act. In addition, Investor has completed and executed the Investor Questionnaire attached as Exhibit A to this Agreement and the Regulation S Investment Representation Letter attached as Exhibit B to this Agreement.

(i) Rule 144. Such Investor understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Investor acknowledges that it is familiar with Rule 144 and that such Investor has been advised that Rule 144 permits resales only under certain circumstances. Such Investor understands that to the extent that Rule 144 is not available, such Investor will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(j) General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice, meeting, or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that Investors have not made or do not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE 4.

OTHER AGREEMENTS OF THE PARTIES

4.1. Legends.

(a) The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company or a written confirmation, the form and substance of which shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of such Investor under this Agreement.

(b) Certificates evidencing the Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares. Except as otherwise provided in Section 4.1(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c) Certificates evidencing Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement covering such Shares is then effective, or (ii) following a sale or transfer of such Shares pursuant to Rule 144 (assuming the transferee is not an Affiliate of the Company), or (iii) while such Shares are eligible for sale by the selling Investor without volume restrictions under Rule 144. The Company agrees that following the effective date of such registration statement or such other time as legends are no longer required to be set forth on certificates representing Shares under this Section 4.1(c), it will, no longer than ten Trading Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing such Shares containing a restrictive legend, deliver or instruct the Company’s transfer agent to deliver to such Investor, Shares which are free of all restrictive and other legends. If the Company is then eligible, certificates for Shares subject to legend removal hereunder shall be transmitted by the Company’s transfer agent to an Investor by crediting the prime brokerage account of such Investor with the Depository Trust Company System as directed by such Investor. If an Investor shall make a sale or transfer of Shares either (x) pursuant to Rule 144 or (y) pursuant to a registration statement and in each case shall have delivered to the Company or the Company’s transfer agent the certificate representing the applicable Shares containing a restrictive legend which are the subject of such sale or transfer and a representation letter in customary form (the date of such sale or transfer and Shares delivery being the “Share Delivery Date”) and (1) the Company shall fail to deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive or other legends by the tenth Trading Day following the Share Delivery Date and (2) following such tenth Trading Day after the Share Delivery Date and prior to the time such Shares are received free from restrictive legends, the Investor, or any third party on behalf of such Investor, purchases (in an open market transaction or otherwise) Class A Ordinary Shares to deliver in satisfaction of a sale by the Investor of such Shares (a “Buy-In”), then, in addition to any other rights available to the Investor under the Transaction Documents, the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Class A Ordinary Shares as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by such Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

4.2. Furnishing Information. As long as any Investor or any transferee owns any Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3. Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market in a manner that would require shareholder approval of the sale of the Shares to the Investors.

4.4. Securities Law Disclosure; Publicity. On or before 9:30 a.m., New York time, on or before the second (2nd) Business Day after the date of this Agreement, the Company shall publicly disclose the material terms of the transactions contemplated hereby to the extent required by the Exchange Act. The Company covenants that following such disclosure, no Investor shall be in possession of any material, non-public information with respect to the Company or any of the Subsidiaries.

4.5. Indemnification of Investors. The Company will indemnify and hold each Investor and its directors, officers, shareholders, partners, members, affiliates, employees and agents (each, an “Investor Party”) harmless from any and all direct and indirect losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation in respect thereof (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by any of the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.6. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide each Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7. Use of Proceeds. The Company will use the proceeds from the sale of the Shares for working capital and general corporate purposes.

4.8. Lock-Up. For six (6) months from the Closing Date, each Investor shall not, without the Company’s prior written consent, sell, transfer, assign, pledge, or otherwise dispose of any of the Shares, or enter into any agreement, swap, hedge, short sale, or other arrangement that transfers, in whole or in part, any economic consequences of ownership of the Shares.

4.9 Registration Rights.

(a) Demand Registration.

(i) Grant of Right. If Rule 144 is not then available to permit the resale of the Shares by the Investor(s) without registration, the Company, upon written demand (a “Demand Notice”) of the Investor(s), agrees to register, on one occasion only, all or any portion of the Shares (collectively, the “Registrable Securities”), and the Company will file a registration statement with the Commission (a “Demand Registration Statement”) covering the Registrable Securities within forty-five (45) days after receipt of a Demand Notice and use its best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with review by the Commission; provided, however, that the Company shall not be required to comply with a Demand Notice if the Company has filed a registration statement with respect to which the Investor is entitled to piggyback pursuant to Section 4.9(b) hereof and either: (i) the Investor has elected to participate in the offering covered by such registration statement; or (ii) if such registration statement relates to an underwritten primary offering of securities of the Company, until the offering covered by such registration statement has been withdrawn or until thirty (30) days after such offering is consummated. The demand for registration may be made at any time during a period of two (2) years beginning on the date immediately following the six (6) month anniversary of the Closing Date.

(ii) Terms. In connection with the demand registration, the Company shall bear all fees and expenses attendant to the Demand Registration Statement pursuant to Section 4.9(a), including any fees and expenses in connection with the issuance and delivery of legend-free Shares to the Investor. The Company agrees to use its best efforts to cause the filing of a Demand Registration Statement required herein to become effective promptly and to qualify or register the Registrable Securities in such states as are reasonably requested by the Investor(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a state in which such registration would cause: (i) the Company to be obligated to register or license to do business in such jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or submit to general service of process in such jurisdiction, or (ii) the principal shareholders of the Company to be obligated to escrow their Class A Ordinary Shares of the Company. The Company shall use its commercially reasonable efforts to cause any registration statement filed pursuant to the demand right granted under Section 4.9(a) to remain effective for a period of at least twelve (12) consecutive months after the date that the Investors of the Registrable Securities covered by such registration statement are first given the opportunity to sell all of such securities. The Investor(s) shall only use the prospectuses provided by the Company to sell the shares covered by such registration statement, and will immediately cease to use any prospectus furnished by the Company if the Company advises the Investor(s) that such prospectus may no longer be used due to a material misstatement or omission.

(b) “Piggy-Back” Registration.

(i) Grant of Right. If Rule 144 is not then available to permit the resale of the Shares by the Investor(s) without registration, the Investor shall have the right, for a period of two (2) years commencing on the date immediately following the Closing Date, to include the remaining Registrable Securities as part of any other registration of securities filed by the Company (other than on Form S-8, Form F-4 or any successor or equivalent form); provided, however, that if, in the written opinion of the Company’s managing underwriter or underwriters, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling shareholder(s), will exceed the maximum amount of the Company’s securities which can be marketed (i) at a price reasonably related to their then current market value, and (ii) without materially and adversely affecting the entire offering, then the Company will still be required to include the Registrable Securities, but may require the Investors to agree, in writing, to delay the sale of all or any portion of the Registrable Securities for a period of ninety (90) days from the effective date of the offering, provided, further, that if the sale of any Registrable Securities is so delayed, then the number of securities to be sold by all shareholders in such public offering shall be apportioned pro rata among all such selling shareholders, including all Investors of the Registrable Securities, according to the total amount of securities of the Company owned by said selling shareholders, including all Investors of the Registrable Securities.

(ii) Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to Section 4.9(b) hereof, including any fees and expenses in connection with the issuance and delivery of legend-free Shares to the Investor. In the event of such a proposed registration, the Company shall furnish the then Investors of outstanding Registrable Securities with not less than fifteen (15) days written notice prior to the proposed date of filing of such registration statement. The Investors of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice, within five (5) days of the receipt of the Company’s notice of its intention to file a registration statement. There shall be no limit on the number of times the Investor may request registration under this Section 4.9(b).

ARTICLE 5.

CONDITIONS PRECEDENT TO CLOSING

5.1. Conditions Precedent to the Obligations of the Investors to Purchase the Shares. The obligation of each Investor to acquire the Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein (a) that are not qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all material respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date and (b) that are qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date, other than such representations and warranties that expressly speak only as of a specific date or time, which shall be true and correct as of such specified date or time;

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) No Suspensions of Trading in Class A Ordinary Shares; Listing. Trading in the Class A Ordinary Shares shall not have been suspended by the Commission, any Trading Market or any Governmental Body (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, the Class A Ordinary Shares shall have been at all times since such date listed for trading on a Trading Market, and the Company shall not have received notice of any delisting or removal from trading on any Trading Market except as otherwise disclosed prior to the date hereof in SEC Reports;

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Company or any Subsidiary; and

(f) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.3(a).

5.2. Conditions Precedent to the Obligations of the Company to Sell the Shares. The obligation of the Company to sell and issue the Shares to each Investor at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investors contained herein (a) that are not qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all material respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date and (b) that are qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date, other than such representations and warranties that expressly speak only as of a specific date or time, which shall be true and correct as of such specified date or time;

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(d) Investor Deliverables. Each Investor shall have delivered its Investor Deliverables in accordance with Section 2.3(b).

ARTICLE 6.

MISCELLANEOUS

6.1. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.

6.2. Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via (i) facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section or (ii) electronic mail (i.e., Email) prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via (i) facsimile at the facsimile number specified in this Section or (ii) electronic mail (i.e., Email) on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, or (c) the Business Day following the date of mailing, if sent by U.S. or Hong Kong nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, if sent by any means other than facsimile, Email transmission or overnight courier service. The address for such notices and communications shall be as follows:

If to the Company:	SOLOWIN HOLDINGS
Room 1910-1912A, Tower 3, China Hong Kong City
33 Canton Road, Tsim Sha Tsui, Kowloon
Hong Kong
Attn.: Chairman and Chief Executive Officer
E-mail: peter@spw.com.hk

If to any Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investor.”

6.7. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.2.

6.8. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of Hong Kong without regard to the principles of conflicts of laws thereunder. The parties agree to negotiate in good faith to resolve any dispute, controversy, or claim arising out of or relating to this Agreement, including the validity, invalidity, breach, or termination thereof (“Dispute”). If the negotiations do not resolve the Dispute to the reasonable satisfaction of the parties within thirty (30) days, the following subsection (a) and (b) shall apply: (a) any Disputes shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force at the time the notice of arbitration is submitted in accordance with these rules. The number of arbitrators shall be one to be jointly appointed by the parties. If the parties fail to agree on or appoint an arbitrator within 14 days of the notice of arbitration, the HKIAC shall appoint such arbitrator. The seat of arbitration shall be Hong Kong and the arbitration proceedings shall be conducted in English. To the extent that the HKIAC Rules are in conflict with the provisions of this section, including the provisions concerning the appointment of the arbitrator, the provisions of this section shall prevail. The arbitration award shall be final and binding on the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award; and (b) any party to the Dispute shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction, if possible or if available. During the course of the arbitral tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed, except with respect to the part in dispute and under adjudication.

6.9. Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares, until the second anniversary of the date hereof. The covenants contained herein shall survive the Closing until they are satisfied in full.

6.10. Execution. This Agreement may be executed and delivered (including by facsimile transmission and electronic mail attaching a portable document file (.pdf)) in one or more counterparts and all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or electronic mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic mail attached signature page were an original thereof.

6.11. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.13. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

6.14. Termination. If the Closing with respect to any Investor has not occurred on or before ten (10) Business Days after the date of this Agreement (the “Outside Date”), the Company may terminate this Agreement solely as to such Investor at any time on or after the close of business on the Outside Date by delivering written notice to such Investor, without liability of the Company to such Investor; provided, however, that the Company may not terminate this Agreement pursuant to this Section 6.14 if the failure of the transactions contemplated hereby results primarily from the Company’s breach of this Agreement. Nothing in this Section 6.14 shall (a) release any party from liability for any breach of this Agreement or any other Transaction Document, or for fraud or willful misconduct, in each case occurring prior to termination, or (b) limit or impair any party’s right to seek specific performance or other equitable relief with respect to this Agreement or any other Transaction Document in accordance with their terms. Upon any termination pursuant to this Section 6.14, this Agreement shall be of no further force or effect solely as between the Company and the applicable Investor, except that the provisions of this Agreement and the other Transaction Documents that by their terms expressly survive termination or Closing shall so survive.

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SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SOLOWIN HOLDINGS

By:
Name:	Ling Ngai Lok
Title:	Chairman and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR INVESTORS FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR NAME

Name:

Title:

Tax ID No. (if any):

Investment Amount:

Number of Shares:

ADDRESS FOR NOTICE

Attention:

Email:

Tel:

Fax:

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/ Country/Zip:

Attention:

Tel:

EXHIBIT A

INVESTOR QUESTIONNAIRE

Non-U.S. Persons:

(A)	I hereby represent and warrant that I AM NOT a U.S. domestic Person.

U.S. Persons:

(B)	I hereby represent and warrant that I AM a U.S. domestic Person. (Please also indicate below which category of Accredited Investor is applicable)

[To be completed below ONLY IF you ARE a U.S. Person]

Accredited Investor Questionnaire

The purpose of this Questionnaire is to determine whether you are an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), in connection with your purchase of securities (“Investment”) from SOLOWIN HOLDINGS (the “Issuer”).

Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law. All information supplied will be treated in strict confidence. This Questionnaire may be provided to such parties as deemed appropriate by the Issuer to establish the availability of an exemption from registration under the Act and under state securities laws.

A.	GENERAL INFORMATION

PLEASE ANSWER EACH QUESTION. (Please print or type.) If the answer to any question is “None” or “Not Applicable,” please so state.

1.	Name:

2.	Address:
Number and street (no p.o. boxes)

City, state and zip code

3.	Telephone:

4.	Email address:

5.	Send mail to (if different from above):

6.	Social Security Number or EIN:

7.	Date of Birth:

8.	Account Registration Type (check one):

	☐ Individual Account ☐ Joint Account ☐ Individual Retirement Account ☐ Corporation/Partnership/Other ☐ Trust	If entity, ensure full name of entity is properly given above in item 1.

B.	ACCREDITED INVESTOR QUALIFICATION

The undersigned understands that the representations contained below are made for the purpose of qualifying him or her as an “accredited investor” as that term is defined in Regulation D of the General Rules and Regulations promulgated under the Act and for the purpose of inducing a sale of the securities to him or her. The undersigned hereby represents that the statement or statements initialed below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

1.	QUESTIONNAIRE FOR INDIVIDUALS

☐	The undersigned certifies that he or she is an “accredited investor” by virtue of being at least one of the following (CHECK ALL THAT ARE APPLICABLE):

___(1)	I had individual income in excess of $200,000 in each of the two most recent years or joint income with my or spousal equivalent in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

___(2)	My individual net worth, or joint net worth with my spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating net worth under this paragraph my primary residence is not included as an asset; indebtedness that is secured by my primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of securities, is not included as a liability (except that if the amount of such indebtedness outstanding at the time of purchase of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess is included as a liability); and indebtedness that is secured by my primary residence in excess of the estimated fair market value of the primary residence at the time of the purchase of securities is included as a liability.

___(3)	I am a director or executive officer of the Issuer.

___(4)	I hold one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

☐	The undersigned is not an “accredited investor”.

2.	QUESTIONNAIRE FOR CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES

☐	The undersigned certifies that it is an “accredited investor” by virtue of being at least one of the following (CHECK ALL THAT ARE APPLICABLE):

___(1)	The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items 1 or 2 above.

___(2)	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following (check one or more, as appropriate):

___(a)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

___(b)	corporation;

___(c)	a Massachusetts or similar business trust;

___(d)	partnership; or

___(e)	limited liability company.

___(3)	The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

___(4)	The undersigned is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity.

___(5)	The undersigned is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

___(6)	The undersigned is an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

___(7)	The undersigned is an investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940.

___(8)	The undersigned is an insurance company as defined in section 2(a)(13) of the Act.

___(9)	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

___(10)	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

___(11)	The undersigned is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.

___(12)	The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

___(13)	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (check one or more, as applicable):

___(a)	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser;

___(b)	the employee benefit plan has total assets in excess of $5,000,000; or

___(c)	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

___(14)	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___(15)	The undersigned is an entity, of a type not listed in paragraphs (1) to (14), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

___(16)	The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

___(17)	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in paragraph (16) above and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (16)(iii) above.

☐	The entity is not an “accredited investor.”

C.	REPRESENTATIONS AND SIGNATURE

The undersigned hereby represents that all the information supplied herein is true, correct and complete as of the date hereof. The undersigned understands that the answers to the questions submitted will be relied on by the Issuer in connection with the Investment. The undersigned agrees to notify the Issuer immediately of any change in the foregoing answers.

Print Name

Signature

Name of Signatory (if an entity)

Title of Signatory (if an entity)

EXHIBIT B

Regulation S Investment Representation Letter

To:	The Board of Directors of

SOLOWIN HOLDINGS

Gentlemen:

The undersigned is being issued certain securities (the “Securities”) of SOLOWIN HOLDINGS, a Cayman Islands exempted company (the “Company”) in connection with the undersigned’s entry into a Securities Purchase Agreement (the “SPA”) with the Company. In consideration of such Securities and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in addition to the representations being made by the undersigned in the aforementioned SPA, the undersigned hereby represents, warrants and acknowledges to the Company as follows:

1.	The undersigned is not a “U.S. Person,” as such term is defined in Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

2.	No offer or sale of the Securities under the SPA or otherwise was made to the undersigned in the United States.

3.	The undersigned is not acquiring the Securities under the SPA for the account or on behalf of any U.S. Person.

4.	The undersigned has not made any prearrangement to transfer the Securities to a U.S. Person or to return the Securities to the United States securities markets (which includes short sales in the United States within the applicable “distribution compliance period,” as defined in Regulation S (hereinafter referred to as the “restricted period”) to be covered by delivery of the Company’s Securities) and is not acquiring the Securities as part of any plan or scheme to evade the registration requirements of the Securities Act.

5.	All offers and sales of the Securities by the undersigned in the United States or to U.S. Persons or otherwise whether prior to the expiration or after the expiration of the applicable restricted period shall be made only pursuant to a registration of the Securities under the Securities Act or an exemption from registration, and in compliance with Regulation S.

6.	The undersigned is not a “distributor,” as defined in Regulation S. However, if the undersigned should be deemed to be a distributor prior to reselling the Securities to a non-U.S. Person during the restricted period, the undersigned will send a notice to each new purchaser of Securities that such new purchaser is subject to the restrictions of Regulation S during the restricted period.

7.	The undersigned is not an “underwriter” or “dealer” (as such terms are defined in the Securities Act), and the purchase of the Securities by the undersigned is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.	The undersigned does not have a short position in any securities of the Company and will not have a short position in such securities at any time prior to the expiration of the restricted period.

9.	If at any time after the expiration of the restricted period, the undersigned wishes to transfer or attempts to transfer the Securities to a U.S. Person, the undersigned agrees to notify the Company if at such time it is an “affiliate” of the Company or is then acting as an “underwriter,” “dealer,” or “distributor” as to such securities (as such terms are defined in the Securities Act or the regulations promulgated thereunder, including but not limited to, Regulation S), or if such transfer is being made as part of a plan or scheme to evade the registration provisions of the Securities Act.

10.	The undersigned acknowledges that the undersigned may only be able to resell the Securities pursuant to the provisions of Regulation S and otherwise pursuant to the Securities Act, and that it may not be possible for the undersigned to liquidate its investment in the Securities. The undersigned is prepared, therefore, to hold its, his or her Securities in the Company indefinitely.

The undersigned hereby represents that all the representations and warranties provided herein are true, correct and complete as of the date hereof and the Closing Date as defined in the SPA. The undersigned understands that the information included in this letter will be relied on by the Company in connection with the offering of the Securities to the undersigned. The undersigned agrees to notify the Company immediately of any change in the letter.

For Individuals:

Print Name Above

Sign Name Above

For Entities:

Print Name of Entity Above

By:
Name:
Title: